UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2023

JOANN Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40204	46-1095540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 Darrow Road

Hudson, Ohio 44236

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 656-2600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	JOAN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2023, JOANN Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan (the “2021 Plan”). We refer to the 2021 Plan, as amended and restated, as the “Amended 2021 Plan.”

In general, the Amended 2021 Plan continues to authorize the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company to grant cash or equity-based compensation, primarily in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock or cash based awards and dividend equivalents, to Company non-employee directors, plus officers and other employees of the Company (or any parent of the Company or subsidiary) and certain consultants to the Company (or any parent of the Company or subsidiary). The purpose of the Amended 2021 Plan continues to be to promote the success and enhance the value of the Company by linking the individual interests of potential awardees to those of Company stockholders by providing such awardees with awards that incentivize outstanding performance to generate superior returns to Company stockholders and help the Company motivate, attract, and retain the services of potential awardees. Subject to adjustment as described in the Amended 2021 Plan and the Amended 2021 Plan’s share counting rules, a total of 10,000,000 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) (consisting of 8,000,000 new shares approved by the Company’s stockholders in 2023 and 2,000,000 shares approved by the Company’s stockholders in 2021) are available for awards granted under the Amended 2021 Plan (plus shares remaining available under certain of the Company’s prior equity plans when the 2021 Plan became effective; plus an annual increase on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031 equal to the lesser of (1) 4% of the shares outstanding on the last day of the immediately preceding fiscal year and (2) such smaller number of shares as determined by the Board (the “Evergreen Feature”)).

Company stockholder approval of the Amended 2021 Plan (1) increased the fixed number of shares of Common Stock available under the 2021 Plan by 8,000,000 shares to 10,000,000 shares (and retained the Evergreen Feature), (2) correspondingly increased the limit on shares of Common Stock that may be issued or transferred upon the exercise of incentive stock options granted under the 2021 Plan, during its duration (as described below), by 8,000,000 shares of Common Stock, (3) applied the 5% carve-out from the minimum vesting provisions to the entire available share pool (not just shares available as of the original effective date of the 2021 Plan), (4) added clarification language regarding whistleblower activities, and (5) extended the term of the 2021 Plan until the tenth anniversary of the date of stockholder approval of the Amended 2021 Plan. The Amended 2021 Plan also makes certain other conforming, clarifying or non-substantive changes to the terms of the 2021 Plan to implement the Amended 2021 Plan. The Amended 2020 Plan administrator generally will be able to amend the Amended 2021 Plan subject to Company stockholder approval and/or awardee consent in certain circumstances, as described in the Amended 2021 Plan.

This description of the Amended 2021 Plan is qualified in its entirety by reference to the full text of the Amended 2021 Plan, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

At the Annual Meeting, the stockholders of the Company also approved certain stock option awards granted in February 2023 under the Amended 2021 Plan that were specifically contingent on both stockholder approval of such awards and stockholder approval of the Amended 2021 Plan. These contingent stock options are referred to as the “February Contingent Stock Options.”

The February Contingent Stock Options were granted to nine of the Company’s senior executive officers with a grant date of February 27, 2023, a term of ten years and an exercise price of $3.48 per share (which was the closing price of the Common Stock on the date of grant). The February Contingent Stock Options generally vest with respect to 25% of the shares subject to the award on each of the first four anniversaries of the date of grant, subject to the officer’s continued employment with JOANN. The following grants were made to the Company’s named executive officers:

Named Executive Officer	Number of Shares of Common Stock Subject to February Contingent Stock Options
Wade Miquelon, former President and Chief Executive Officer	1,079,741
Matt Susz, former Executive Vice President, Chief Financial Officer	N/A
Tom Dryer, Vice President, Former Interim Chief Financial Officer	N/A
Scott Sekella, Executive Vice President, Chief Financial Officer and member of the Interim Office of the CEO	258,622
Janet Duliga, Executive Vice President, Chief Administrative Officer	418,103
Chris DiTullio, Executive Vice President, Chief Customer Officer and member of the Interim Office of the CEO	426,723
Rob Will, Executive Vice President, Chief Merchandising Officer	426,723

In terms of alternative vesting provisions, if the awardee has a qualifying termination of service without cause (generally defined in the form award agreement) or for good reason (generally defined in the form award agreement) during the 12 months immediately following a change in control of the Company (generally defined in the Amended 2021 Plan), then the February Contingent Stock Options will become vested and exercisable in full on the date of such termination of service. Further, if the awardee retires (as provided for under the form award agreement), then the February Contingent Stock Options will continue to vest and become exercisable as if the awardee remained employed by the Company through the final vesting date. Otherwise, the February Contingent Stock Options (to the extent unvested) are forfeited when the awardee terminates service as described in the Amended 2021 Plan, subject to certain exceptions described in the form award agreement. In general, the February Contingent Stock Options are exercisable for up to ten years from the date of grant, or if earlier, until 12 months after termination due to death or disability (as defined in the Amended 2021 Plan), or otherwise until the 90th day after termination of service other than due to death, disability, retirement or for cause. The February Contingent Stock Options terminate immediately upon termination of service for cause, unless otherwise determined by the award administrator.

This description of the February Contingent Stock Options is qualified in its entirety by reference to the full text of form award agreement for such awards, which is incorporated by reference as Exhibit 10.2 to this Current Report on Form 8-K.

At the Annual Meeting, the stockholders of the Company also approved certain stock option awards granted in April 2023 under the Amended 2021 Plan that were specifically contingent on both stockholder approval of such awards and stockholder approval of the Amended 2021 Plan. These contingent stock options are referred to as the “April Contingent Stock Options.”

The April Contingent Stock Options were granted to eight of the Company’s senior executive officers with a grant date of April 17, 2023, a term of ten years and an exercise price of $1.56 per share (which was the closing price of the Common Stock on the date of grant). The April Contingent Stock Options generally vest at the end of fiscal 2024 on February 3, 2024 (these awards will utilize an exception under the Amended 2021 Plan to its applicable minimum vesting requirements). The following grants were made to the Company’s named executive officers:

Named Executive Officer	Number of Shares of Common Stock Subject to April Contingent Stock Options
Wade Miquelon, former President and Chief Executive Officer	N/A
Matt Susz, former Executive Vice President, Chief Financial Officer	N/A
Tom Dryer, Vice President, Former Interim Chief Financial Officer	N/A
Scott Sekella, Executive Vice President, Chief Financial Officer and member of the Interim Office of the CEO	64,102
Janet Duliga, Executive Vice President, Chief Administrative Officer	64,102
Chris DiTullio, Executive Vice President, Chief Customer Officer and member of the Interim Office of the CEO	64,102
Rob Will, Executive Vice President, Chief Merchandising Officer	64,102

In terms of alternative vesting provisions, if the awardee has a qualifying termination of service without cause (generally defined in the form award agreement) or for good reason (generally defined in the form award agreement) during the 12 months immediately following a change in control of the Company (generally defined in the Amended 2021 Plan), then the April Contingent Option Awards will become vested and exercisable in full on the date of such termination of service. Further, if the awardee retires (as provided for under the form award agreement), then the April Contingent Option Awards will continue to vest and become exercisable as if the awardee remained employed by the Company through the final vesting date. Otherwise, the April Contingent Option Awards are forfeited when the awardee terminates service as described in the Amended 2021 Plan, subject to certain exceptions described in the form award agreement. In general, the April Contingent Option Awards are exercisable for up to ten years from the date of grant, or if earlier, until 12 months after termination due to death or disability (as defined in the Amended 2021 Plan), or otherwise until the 90th day after termination of service other than due to death, disability, retirement or for cause. The April Contingent Option Awards terminate immediately upon termination of service for cause, unless otherwise determined by the award administrator.

This description of the April Contingent Stock Options is qualified in its entirety by reference to the full text of form award agreement for such awards, which is incorporated by reference as Exhibit 10.3 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 27, 2023, the Company held its Annual Meeting. The final voting results for the matters brought before the Annual Meeting are set forth below.

1.	Election of Two Class II Director Nominees

The Company’s stockholders elected, for a three-year term, the following nominees for election as Class II directors of the Board. For each nominee, the votes cast for, the votes withheld and broker non-votes were as follows:

Director	For	Withhold	Broker Non-Votes
Lily Chang	33,169,967	956,200	4,149,437
Marybeth Hays	33,832,595	293,572	4,149,437

2.	Ratification of the Appointment of Ernst & Young LLP as JOANN’s Independent Registered Public Accounting Firm for the Fiscal Year Ending February 3, 2024

The Company’s stockholders ratified the appointment of Ernst & Young LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending February 3, 2024. The votes cast for and against this proposal, as well as the abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
38,050,778	97,170	127,656	0

3.	Advisory Vote to Approve the Compensation of the Named Executive Officers

The Company’s stockholders approved, on an advisory basis, a resolution approving the Company’s named executive officer compensation. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
31,142,157	2,929,786	54,224	4,149,437

4.	Approval of the Amendment and Restatement of the JOANN Inc. 2021 Equity Incentive Plan

The Company’s stockholders approved the amendment and restatement of the JOANN Inc. 2021 Equity Incentive Plan. The votes cast for and against this proposal, as well as the abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
28,346,169	3,798,520	1,981,478	4,149,437

5.	Approval of the February 2023 Contingent Stock Option Grants Under the Amended and Restated JOANN Inc. 2021 Equity Incentive Plan

The Company’s stockholders approved the February Contingent Stock Options granted under the amended and restated JOANN Inc. 2021 Equity Incentive Plan. The votes cast for and against this proposal, as well as the abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
28,330,052	3,815,337	1,980,778	4,149,437

6.	Approval of the April 2023 Contingent Stock Option Grants Under the Amended and Restated JOANN Inc. 2021 Equity Incentive Plan

The Company’s stockholders approved the April Contingent Stock Options granted under the amended and restated JOANN Inc. 2021 Equity Incentive Plan. The votes cast for and against this proposal, as well as the abstentions and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
28,330,169	3,815,211	1,980,787	4,149,437

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	JOANN Inc. 2021 Equity Incentive Plan (Amended and Restated Effective February 27, 2023) (incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (Commission File No. 333-272957) filed on June 27, 2023)

10.2	Form of Stock Option Grant Notice and Award Agreement under the JOANN Inc. 2021 Equity Incentive Plan (Amended and Restated Effective February 27, 2023) (for grants made in February 2023) (incorporated herein by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A (Commission File No. 001-40204) filed on May 15, 2023)

10.3	Form of Stock Option Grant Notice and Award Agreement under the JOANN Inc. 2021 Equity Incentive Plan (Amended and Restated Effective February 27, 2023) (for grants made in April 2023) (incorporated herein by reference to Appendix C to the Company’s Definitive Proxy Statement on Schedule 14A (Commission File No. 001-40204) filed on May 15, 2023)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2023

JOANN INC.

By:	/s/ Ann Aber
Name:	Ann Aber
Title:	Senior Vice President, Chief Legal Officer & Secretary